Financial risk management	12 Months Ended
Dec. 31, 2023
Financial risk management
Financial risk management

28.Financial risk management

(i)	Financial risk management objectives and policies

The Group’s principal financial instruments comprise cash and cash equivalents, call deposits at commercial banks, Government treasury bonds and investor loans presented in borrowings. The main purpose of these financial instruments is to raise funds for the Group’s operations. The Group has various other financial assets and liabilities such as trade and other receivables and trade and other payables, which arise directly from its operations.

The Group may hold investments in financial assets from time to time which are obtained through collaboration agreements with external parties and do not relate to investing activities in order to generate financial income.

The main risks arising from the Group’s financial instruments are credit risk, interest rate risk, liquidity risk and foreign currency risk. The measures taken by management to manage each of these risks are summarized below.

(ii)	Risk management framework

The Company’s board of directors has overall responsibility for the establishment and oversight of the Group’s risk management framework. The management board has established the risk management committee, which is responsible for developing and monitoring the Group’s risk management policies. The committee reports regularly to the management board on its activities.

(iii)	Credit risk

The Group’s financial assets comprise to a large extent cash and cash equivalents. In addition, financial assets include shares, government treasury bonds and trade and other receivables. The total carrying amount of shares (€ nil, 2022: €nil), government treasury bonds (€33.5, 2022:  € nil), cash and cash equivalents (€38.5 million, 2022: €190.3 million), other financial assets €0.9 million and trade and other receivables (€5.3 million, 2022: €2.7 million) represents the maximum credit exposure of €78.2 million (2022: €193.0 million).

The cash and cash equivalents are held with banks, which are for the majority of cash and cash equivalents rated A+ to AA2 based on Standard & Poor’s and Moody’s.

Government treasury bonds comprise bonds issued by the German government with Standards & Poors ratings of AAA and United States government bonds with Standards & Poors rating of AA+.

(iv)	Interest rate risk

The Group’s interest rate risk arises from cash accounts.

Market interest rates on cash and cash equivalents as well as on term deposits were low, and in some cases in the prior year negative, resulting in net interest income of €2,276 (2022: interest expense of €401). A shift in interest rates (increase or decrease) could potentially have a material impact on the loss of the Group.

(v)	Other price risks

The fair value of the shares in Amphivena depends on the estimated share price, however as the shares are currently reflected at nil, no material exposure exists.

The fair value of the government treasury bonds depends on their quoted share price, as at December 31, 2023 fair value amounts to €33.5 million. Due to the short maturities (not more than six months at the date of acquisition) of these bonds, the Group does not anticipate any significant price risk exposure.

(vi)	Foreign currency risk

Foreign exchange risk arises when future commercial transactions or recognized assets or liabilities are denominated in a currency that is not the entity’s functional currency.

The Group’s entities are mainly exposed to US Dollars (USD), British Pound (GBP) and Swiss Francs (CHF). The net exposure as of December 31, 2023 was €28,533 (2022: €28,694) and mainly relates to US Dollars. Previously, the Group was also exposed to Czech Koruna (CZK).

In 2023, if the Euro had weakened/strengthened by 10% against the US dollar with all other variables held constant, the loss would have been €1,576 (2022: €3,270) higher/lower, mainly as a result of foreign exchange gains/losses on remeasurement of US dollar-denominated financial assets. The Group considers a shift in the exchange rates of 10% as a realistic scenario.

The following significant exchange rates have been applied during the year:

	2023	2022	2021
	CZK or USD	CZK or USD or	CZK or USD or
	or GBP/EUR	GBP/EUR	GBP/EUR
CZK - Average Rate	0.04166	0.04071	0.03900
CZK - Spot rate	0.04045	0.04147	0.04023

USD - Average Rate	0.92481	0.94967	0.84552
USD - Spot rate	0.90498	0.93756	0.88292

GBP - Average Rate	1.14970	1.17266	1.16333
GBP - Spot rate	1.15068	1.12748	1.19008

(vii)	Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulties in meeting the obligations associated with its financial liabilities which are normally settled by delivering cash. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due.

The Group expects that further funding will be required to complete the development of the existing product candidates. Further, funding will also be required to commercialize the products if regulatory approval is received.

The Group continually monitors its risk of a shortage of funds using short and mid-term liquidity planning. This takes account of the expected cash flows from all activities. Due to the inherent nature of the Group being a biopharmaceutical company, the operations of the business are cash intensive. The Group maintains detailed budgets to accurately predict the timing of cash flows, to ensure that sufficient funding can be made available or appropriate measures to minimize expenditures are implemented to avoid any anticipated cash shortfalls. To achieve this objective, the supervisory board undertakes regular reviews of these budgets, the Group pursues various alternatives, including entering into collaboration, seeking additional investors, obtaining further funding from existing investors through additional funding rounds and/or delaying, reducing the scope of, eliminating or divesting clinical programs and considering other cost reduction initiatives, such as reducing the amount of space being rented by the Group or sub-letting, postponing hiring new personnel and/or reducing the size of the current workforce.

In November 2021, the Company implemented a new ATM program providing for additional sales over time of up to $100 million of its common shares. In December 2023, the Company had issued approximately 0.06 million shares and generated approximately €0.2 million in net proceeds from this new ATM program.

On April 18, 2022, the Company closed its public offering of 2,250,000 common shares, at the public offering price of $40 per share. The exercise of the underwriters’ option to purchase over-allotment shares brought the total number of common shares sold by Affimed to 2,587,500. The public offering generated net proceeds of €89.8 million ($97.0 million), after deducting €6.0 million ($6.5 million) in underwriting commissions and other offering expenses.

The contractual maturities of Borrowings are as follows:

	2023	2022
Payments within one year	5,833	5,930
Payments between one and five years	6,878	12,752
	12,711	18,682

(viii)	Capital management

The primary objective of the Group’s capital management is to ensure that it maintains its liquidity in order to finance its operating activities and meet its liabilities when due.

The Group manages its capital structure primarily through equity.